UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41503	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2023, following the approval of a proposed amendment to the Amended and Restated Articles of Incorporation (the “Charter”) of Innovative Solutions and Support, Inc. (the “Company”) by the Company’s shareholders at the Company’s 2023 Annual Meeting of Shareholders (the “Annual Meeting”), as further described in the Company’s Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on February 24, 2023 (such amendment, the “Amendment” and such Proxy Statement, the “Proxy Statement”), the Company filed Articles of Amendment with the Department of State of the Commonwealth of Pennsylvania (the “Department”) in order to give effect to the Amendment.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.3 to this report and incorporated herein by reference. The text of the Amendment, as filed with the Department, is substantially identical to what was included in the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 13, 2023. At the Annual Meeting, the Company’s shareholders considered five proposals. The proposals below are described in the Proxy Statement. The results are as follows:

Proposal 1: Proposed Amendment to the Amended and Restated Articles of Incorporation of the Company

The Amendment received the required vote of 65% of the Company’s issued and outstanding shares and was therefore approved by the Company’s shareholders as follows:

For	Against	Abstain	Broker Non-Votes
11,556,358	2,894,310	18,781	2,054,014

Proposal 2: Election of Directors

The following members of the Company’s Board of Directors (the “Board”) each received a majority of the votes cast at the Annual Meeting in support of their re-election and therefore were re-elected by the Company’s shareholders:

Name	For	Withheld	Broker Non-Votes
Shahram Askarpour	13,980,798	488,651	2,054,014
Roger A. Carolin	7,870,550	6,598,899	2,054,014
Glen R. Bressner	10,232,070	4,237,379	2,054,014
Stephen L. Belland	10,284,422	4,185,027	2,054,014
Parizad Olver (Parchi)	10,435,419	4,034,030	2,054,014

Mr. Winston J. Churchill did not receive a majority of the votes cast and was therefore not re-elected. There were 5,459,764 votes cast in favor of his re-election, 9,009,685 votes withheld, and 2,054,014 broker non-votes.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified and approved the appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2023 as follows:

For	Against	Abstain	Broker Non-Votes
16,465,038	31,286	27,139	0

Proposal 4: Advisory Vote on Executive Compensation (Say-On-Frequency)

Based on the results of the shareholder vote on this proposal, as set forth below, the Board determined to hold a non-binding advisory vote on the compensation of the Company’s named executive officers once every three years until the next frequency vote. A frequency vote is required to be held at least once every six years.

1 Year	2 Years	3 Years	Abstain
4,972,088	59,282	6,925,801	2,512,278

Proposal 5: Advisory Vote on Executive Compensation (Say-On-Pay)

The Company’s shareholders approved the resolution with respect to the compensation of the Company’s named executive officers described in the Proxy Statement as follows:

For	Against	Abstain	Broker Non-Votes
11,557,883	135,482	2,776,084	2,054,014

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.3	Articles of Amendment, filed April 17, 2023, to the Articles of Incorporation of IS&S.
104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: April 17, 2023	By:	/s/ Michael Linacre
Michael Linacre
Chief Financial Officer